Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT AND PARENT GUARANTY

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT AND PARENT GUARANTY (this “Amendment”) is made as of the 15th day of June, 2022, and amends and is supplemental to (a) that certain credit agreement dated as of September 26, 2018 (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (b) that certain guaranty dated as of September 28, 2018 (as amended, supplemented or otherwise modified from time to time, the “Parent Guaranty”), and is by and among, inter alios, (i) SEACOR Marine Foreign Holdings Inc., a corporation incorporated under the laws of the Republic of the Marshall Islands (the “Borrower”), as borrower, (ii) SEACOR Marine Holdings Inc., a corporation incorporated under the laws of the State of Delaware (the “Parent Guarantor”), as parent guarantor, (iii) the entities identified on Schedule 1-A thereto, as subsidiary guarantors, (iv) DNB BANK ASA, New York Branch (“DNB Bank”), as facility agent for the Creditors (in such capacity, the “Facility Agent”), as security trustee for the Creditors (in such capacity, the “Security Trustee”), (v) the banks, financial institutions and institutional lenders whose names and addresses are set out in Schedule 1-B thereto, as lenders (together with any assignee pursuant to the terms of Section 10 of the Credit Agreement, the “Lenders”, and each separately, a “Lender”) and (vi) the Swap Banks. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower has requested that the Lenders execute and deliver this Amendment in order to amend (i) the Margin, (ii) certain financial ratios and covenant restrictions contained in the Parent Guaranty and (iii) such other terms and provisions of the Credit Agreement and Parent Guaranty as set forth herein;

WHEREAS, the Lenders party hereto constituting Majority Lenders wish to consent to such amendments;

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment of the Credit Agreement. The parties hereto agree that:

(a)

All references to “this Agreement” shall be deemed to refer to the Credit Agreement, as amended and supplemented hereby, and each reference to the “Credit Agreement”, including any prior iteration thereof, in any Transaction Document shall be deemed to be a reference to the Credit Agreement as amended, supplemented or otherwise modified from time to time, including but not limited to as amended and supplemented by this Amendment.

(b)

Section 1.1 of the Credit Agreement shall be amended by deleting the defined terms “Blocked Person” and “Blocked Persons List” in their entirety, and adding the following definitions in the correct alphabetical order:

“Amendment No.4 Effective Date” means the “Effective Date” as defined in that certain Amendment No. 4 to Credit Agreement and Parent Guaranty, entered into by the parties thereto in connection with this Agreement as of June 15, 2022;

“Relevant Individuals” means, with respect to any Person, such Person’s directors (or equivalent), officers and employees;

“Restricted Party” means any of the following currently or in the future: (i) an individual, entity or vessel named on a Sanctions List, or any entity or vessel 50% or more owned or controlled in the aggregate by, directly or indirectly, such individuals or entities, or (ii) (A) an agency or instrumentality of, or an entity or vessel 50% or more owned or controlled by, or acting on behalf of or at the direction of (to the extent acting in such capacity), directly or indirectly, the government of a Sanctioned Country, (B) an entity whose principal office is located in or that is organized under the laws of a Sanctioned Country, or (C) any individual who is national or permanent resident of a Sanctioned Country; provided, however, that to the extent that any individual, entity or vessel is operating in a Sanctioned Country pursuant to and in compliance with a valid specific or general license from OFAC for such operations or otherwise in compliance with the applicable Sanctions Laws, such individual, entity or vessel shall not be deemed to be a “Restricted Party” based on such operations;

“Sanctions List” means the “Specially Designated Nationals List and Blocked Persons List” maintained by OFAC and any other similar or equivalent list of sanctioned individuals or entities maintained by a Governmental Authority having jurisdiction over any Transaction Party, as the same may be amended, supplemented or substituted from time to time;

(c)	Section 1.1 of the Credit Agreement shall be amended by amending and restating each of the following definitions:

“Convertible Bond” means the notes issued under that certain $175,000,000 note purchase agreement entered into as of November 15, 2015 among (i) the Parent Guarantor, as issuer, and (ii) investment funds managed and controlled by The Carlyle Group, as purchasers (as amended from time to time, including on May 2, 2018), including any exchange of such notes into other debt or similar note instruments;

“Margin” means (i) from the Amendment No.4 Effective Date to (and through) December 31, 2022, 4.75% per annum and (ii) thereafter, 3.75% per annum;

“Sanctioned Country” means a country against which OFAC enforces country-specific Sanctions Laws that broadly prohibit dealings in such country;

“Sanctions Laws” means (i) all U.S. laws, rules, regulations or Executive Orders relating to economic or financial sanctions or trade embargoes, including, but not limited to any such laws, rules, regulations or Executive Orders administered and enforced by OFAC, and (ii) any similar Singapore, Norwegian State, European Union, United Kingdom, United Nations or other non-U.S. laws, rules, regulation or orders relating to economic or financial sanctions or trade embargoes administered by any other Governmental Authority that are applicable to (A) a Credit Party or any Subsidiary thereof in the operation of its business or (B) a Lender but only to the extent that compliance with such laws, rules or regulations does not conflict with any of the provisions listed in (i) and (ii)(A) hereof;

(d)	Section 2.1(z) of the Credit Agreement shall be amended and restated as follows:

Sanctions and Anti-Money Laundering Laws.

(i) Each Credit Party, Subsidiary, director (or equivalent), officer and (to its knowledge) employee thereof is in compliance with applicable Sanctions Laws and Anti-Money Laundering Laws;

(ii) No Credit Party, Subsidiary, director (or equivalent), officer or (to its knowledge) employee thereof (1) is a Restricted Party, or (2) has received notice of or is aware of any claim, action, suit, proceeding or investigation against it by any Governmental Authority in connection with the enforcement of the Sanctions Laws;

(iii) No Credit Party, Subsidiary, director (or equivalent), officer or (to its knowledge) employee thereof is engaging in a transaction or dealing with any individual, entity or Sanctioned Country in a manner that would constitute a violation of applicable Sanctions Laws; and

(iv) None of the Credit Parties, or their respective Subsidiaries and Relevant Individuals are using any proceeds from the Loan, directly or, to its knowledge, indirectly, to lend, contribute, provide or otherwise make available funds (1) to a Restricted Party (except to the extent licensed or otherwise approved by OFAC or other applicable Governmental Authority), (2) to a Person for the purpose of engaging in any activities that would result in a violation of Sanctions Laws or Anti-Money Laundering Laws by any Credit Party or to the knowledge of the Credit Parties, any Relevant Individuals thereof, or (3) for any purposes that would result in a violation of Sanctions Laws or Anti-Money Laundering Laws by any Credit Party or, to the knowledge of the Credit Parties, any Relevant Individuals;

(e)	Section 8.1(u) of the Credit Agreement shall be amended and restated as follows:

Restricted Party. Any Transaction Party or any Subsidiary thereof or any Relevant Individuals becomes a Restricted Party; or

(f)	Section 9.1(z) of the Credit Agreement shall be amended and restated as follows:

Sanctions and Anti-Money Laundering Laws. Remain, and instruct each of its Subsidiaries, the Vessel Manager and any Relevant Individuals thereof to remain, in compliance with applicable Sanctions Laws and Anti-Money Laundering Laws;

(g)	Section 9.2(o) of the Credit Agreement shall be amended and restated as follows:

Sanctions and Anti-Money Laundering Laws. (i) Engage in a trade or financial transaction or other dealing with any individual, entity or Sanctioned Country that would violate Sanctions Laws; or (ii) take any action or make any omission that results, or is reasonably likely to result, in any Credit Party becoming a Restricted Party (or permit any Subsidiary or Relevant Individuals thereof to take such action or make such omission); or (iii) use any proceeds from the Loan, directly or, to its knowledge, indirectly, (1) to fund any trade or business involving any Restricted Party (except to the extent licensed or approved by OFAC or other applicable

Governmental Authority), or (2) for the purpose of engaging in any activities that would result in a violation of Sanctions Laws or Anti-Money Laundering Laws by any Credit Party;

(h)	Section 9.4(a) of the Credit Agreement shall be amended and restated as follows:

provided that the ratio of Consolidated EBITDA to Consolidated Net Interest Expense set forth in Section 4(a)(xvi) of the Parent Guaranty exceeded 3.00:1.00 as of the most recently-ended fiscal quarter, upon the written request of the Borrower to the Facility Agent, (i) any lien created pursuant to any Security Document in respect of any of the Additional Credit Support Vessels shall be released and (ii) the relevant Vessel Owning Entity shall be released from this Agreement (if it owns no other Vessel mortgaged to the Security Trustee) and any Security Document to which it is party, provided, that before and after giving effect to any such release, (A) the aggregate Fair Market Value of the Vessels is more than two hundred percent (200%) of the principal amount of the Loan then outstanding, (B) no Event of Default has occurred or is continuing, and (C) the principal amount outstanding under the Loan is less than or equal to $55,000,000. For the avoidance of doubt, this paragraph (a) of Section 9.4 does not apply to the sale of a Vessel pursuant to paragraph (a) of Section 5.4.

(i)	A new Section 18.16 of the Credit Agreement shall be inserted as follows:

EU Blocking Lender Carve-Out. The provisions of this Agreement and the other Transaction Documents, including the representations and warranties and covenants in Section 2.1(z), 8.1(u), 9.1(z) and 9.2(o), shall only apply for the benefit of a Creditor insofar as the giving of and compliance with provisions do not result in a violation of or conflict with any provision of Council Regulation (EC) 2271/1996 (in conjunction with Commission Delegated Regulation EU 2018/1100) or any similar anti-boycott laws or regulation by that Creditor.

2.	Amendment of the Parent Guaranty. The parties hereto agree that:

(a)

All references to “this Guaranty” unless otherwise specified shall be deemed to refer to the Parent Guaranty, as amended and restated in connection with this Amendment, and each reference to the “Parent Guaranty”, including any prior iteration thereof, unless otherwise specified, in any Transaction Document shall be deemed to be a reference to the Parent Guaranty, as amended, amended and restated, supplemented or otherwise modified from time to time, including but not limited to as amended and restated in connection with this Amendment.

(b)	The Parent Guaranty shall be amended and restated in the form attached as Exhibit A hereto.

2.    Conditions to the Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall have been met;:

(a)	This Amendment. Each of the parties hereto shall have duly executed and delivered this Amendment;

(b)	Corporate Authority. The Facility Agent shall have received the following documents in form and substance reasonably satisfactory to the Facility Agent:

(i)

copies, certified as true and complete by an officer, director or managing member (as applicable) of each Security Party and Vessel Owning Entity of the resolutions of the directors, members or managers thereof evidencing approval of this Amendment and the Parent Guaranty and authorizing an appropriate person or persons or attorney-in-fact or attorneys-in-fact to execute the same on its behalf, or other evidence of such approvals and authorizations;

(ii)

copies, certified as true and complete by an officer, director or managing member (as applicable) of each Security Party and Vessel Owning Entity of all documents evidencing any other necessary action, approvals or consents with respect to this Amendment, as the case may be;

(iii)

copies, certified as true and complete by an officer, director or managing member (as applicable) of each Security Party and Vessel Owning Entity of the certificate of formation, articles of incorporation, operating agreement or by-laws, as the case may be, or equivalent instruments thereof (or confirmation that there has not been any change since the original date of the Credit Agreement or the date of such Person becoming party to any of the Transaction Documents);

(iv)	certificate of the jurisdiction of formation of each Credit Party and 2020 New Vessel Owning Entity as to the good standing thereof;

(v)

copies, certified as true and complete by an officer, managing member or director (as applicable) of each Security Party and Vessel Owning Entity of the names and true signatures of the officers or directors (as applicable) of such Security Party and Vessel Owning Entity signing this Amendment and the other documents to be delivered hereunder, as the case may be; and

(vi)

a certificate signed by an officer, managing member or director (as applicable) of each Security Party and Vessel Owning Entity (or its managing member) to the effect that the representations and warranties of each Security Party and Vessel Owning Entity contained in this Amendment and the other documents to be delivered hereunder are true and correct as of the date of such certificate;

(c)	Parent Guaranty. The Amended and Restated Parent Guaranty in the form attached hereto as Exhibit A shall have been executed by the parties thereto;

(d)

Mortgage Amendments and Recording. Each Vessel Owning Entity shall have duly executed, and delivered to the Facility Agent, an amendment to the Mortgage over its respective Vessel in form and substance reasonably acceptable to the Facility Agent, and the Facility Agent shall have received satisfactory evidence that the amendment to the Mortgage over each Vessel has been duly recorded under the laws of the relevant Designated Jurisdiction and the Mortgage, as so amended, constitutes a first preferred mortgage lien under the laws of the relevant Designated Jurisdiction;

(e)

Vessel Liens. Each Vessel Owning Entity shall deliver to the Facility Agent evidence satisfactory to it and to its counsel that, save for the Liens created by the Mortgage and the Assignments, there are no Liens, charges or encumbrances of any kind whatsoever on its Vessels, or on its earnings except as permitted hereby or by any of the Security Documents;

(f)

Licenses, Consents and Approvals. The Facility Agent shall have received satisfactory evidence that all necessary licenses, consents and approvals in connection with the transactions contemplated by this Amendment and the Parent Guaranty have been obtained;

(g)

Legal Opinions. The Facility Agent shall have received legal opinions addressed to the Lenders from Watson Farley & Williams LLP, special counsel to the Security Parties and Vessel Owning Entities, as to matters of New York law, Delaware law, Marshall Islands law and United States maritime law, in such form as the Facility Agent may require, as well as such other legal opinions as the Facility Agent shall have required as to all or any matters under the laws of the United States of America, the State of New York, the State of Delaware and the Republic of the Marshall Islands in a form acceptable to the Facility Agent and its counsel;

(s)

Amendment Fee. The Facility Agent shall have received payment in full of the amendment fee described in the fee letter entered into as of the date hereof between, among others, the Borrower and the Facility Agent.

3.    Expenses. The Borrowers hereby agree to pay to the Facility Agent, the Security Trustee and the Lenders all reasonable expenses related to this Amendment in accordance with Section 13.2 of the Credit Agreement, including any expenses of preparation, negotiation, execution and administration of this Amendment and the transactions contemplated hereby and the reasonable fees and disbursements of the Facility Agent, the Security Trustee and the Lenders’ counsel in connection herewith.

4.    Representations and Warranties. Each of the Credit Parties represents and warrants to the Facility Agent as of the Effective Date that:

(a)

all acts, filings, conditions and things required to be done and performed and to have happened (including, without limitation, the obtaining of all necessary corporate or shareholder approvals and all governmental approvals, including those of any monetary or exchange control authority) precedent to the entering into of this Amendment to constitute this Amendment and the Parent Guaranty the duly authorized, legal, valid and binding obligation of such Credit Party, as applicable, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws;

(b)

immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects, except for (A) representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date, or (B) representations and warranties which are already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects as qualified by such materiality or Material Adverse Effect, and no Event of Default shall have occurred and be continuing.

5.    No Defaults. Each of the Credit Parties hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default and each of the Credit Parties hereby represents and warrants that as of the Effective Date there exists no Event of Default or any condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

6.    Covenants. Each of the Credit Parties hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Credit Agreement and the other Transaction Documents to which it is a party, and covenants and undertakes to continue to duly perform and observe such covenants and undertakings so long as the Credit Agreement, as amended hereby, shall remain in effect.

7.    No Other Amendment. All other terms and conditions of the Credit Agreement and each of the other Transaction Documents shall remain in full force and effect and the Credit Agreement and Parent Guaranty shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

8.    Reaffirmation of Obligations. Each of the Credit Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Agreement, the Parent Guaranty and the other Transaction Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Transaction Documents.

9.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

10.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

11.    Effect of Amendment. All references in any Transaction Document to the Credit Agreement or the Parent Guaranty on and after the Effective Date shall be deemed to refer to the Credit Agreement as amended hereby, and the parties hereto agree that, except as amended by this Amendment, all of the terms and provisions of the Credit Agreement and Parent Guaranty shall remain in full force and effect. This Amendment is a Transaction Document.

[Signature Pages Follow]

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

SEACOR MARINE HOLDINGS INC., as Parent Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Executive Vice President and Chief Financial Officer

SEACOR MARINE FOREIGN HOLDINGS INC., as Borrower

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Executive Vice President

AARON S MCCALL LLC, as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

ALYA MCCALL LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

MICHAEL G MCCALL LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement and Parent Guaranty]

FALCON PEARL LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

FALCON DIAMOND LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

SEA-CAT CREWZER LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

SEA-CAT CREWZER II LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

SEACOR HAWK LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

SEACOR EAGLE LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement and Parent Guaranty]

SEACOR OFFSHORE MYSTERY LLC,
as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President and Treasurer

SEACOR OFFSHORE MISCHIEF LLC, as Subsidiary Guarantor

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement and Parent Guaranty]

Acknowledged and agreed by:

SEACOR OFFSHORE LLC,
as a Vessel Owning Entity

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President and Treasurer

SEACOR LB OFFSHORE LLC,
as a Vessel Owning Entity

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President and Treasurer

SEACOR MARINE LLC,
as a Vessel Owning Entity

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Executive Vice President and Treasurer

SEACOR OFFSHORE MCCALL LLC,
as a Vessel Owning Entity

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement and Parent Guaranty]

DNB BANK ASA, NEW YORK BRANCH as Facility Agent, Security Trustee and Swap Bank

By:	/s/ Samantha Stone
Name:	Samantha Stone
Title:	Vice President

By:	/s/ Ahelia Singh
Name:	Ahelia Singh
Title:	Assistant Vice President

DNB CAPITAL LLC, as Lender

By:	/s/ Andreas Hundven
Name:	Andreas Hundven
Title:	Vice President

By:	/s/ Andrew Shohet
Name:	Andrew Shohet
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement and Parent Guaranty]

CLIFFORD CAPITAL PTE. LTD.
as Lender

By:	/s/ Wong Shyr Kong (Huang Shigang)
Name:	Wong Shyr Kong (Huang Shigang)
Title:	Co-Head, Risk

NIBC BANK N.V.
as Lender

By:	/s/ Sven de Veij
Name:	Sven de Veij
Title:	Managing Director

By:	/s/ Anneke van der Spek
Name:	Anneke van der Spek
Title:	Director

HANCOCK WHITNEY BANK,
as Lender and Swap Bank

By:	Tommy D. Pitre
Name:	Tommy D. Pitre
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement and Parent Guaranty]

EXHIBIT A

[Form of Amended and Restated Parent Guaranty]